UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2008

Retirement Strategies Portfolios
Retirement Strategy 2010 Portfolio
Retirement Strategy 2015 Portfolio
Retirement Strategy 2020 Portfolio
Retirement Strategy 2030 Portfolio
Retirement Strategy 2040 Portfolio
Retirement Strategy 2050 Portfolio

Goldman Sachs Retirement Strategies Portfolios

■	GOLDMAN SACHS RETIREMENT STRATEGY 2010 PORTFOLIO

■	GOLDMAN SACHS RETIREMENT STRATEGY 2015 PORTFOLIO

■	GOLDMAN SACHS RETIREMENT STRATEGY 2020 PORTFOLIO

■	GOLDMAN SACHS RETIREMENT STRATEGY 2030 PORTFOLIO

■	GOLDMAN SACHS RETIREMENT STRATEGY 2040 PORTFOLIO

■	GOLDMAN SACHS RETIREMENT STRATEGY 2050 PORTFOLIO

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Letters to Shareholders and Performance Summaries	3
Schedules of Investments	24
Financial Statements	30
Notes to the Financial Statements	36
Financial Highlights	46
Report of Independent Registered Public Accounting Firm	58
Other Information	59

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Principal Investment Strategies and Risks

The Retirement Strategies Portfolios are expected to invest all of their assets in a combination of affiliated underlying equity and fixed income funds. Because the Portfolios are subject to the underlying fund expenses as well as their own expenses, the cost of this type of investment may be higher than a mutual fund that only invests in stocks and bonds. The risk factors to which the Portfolios are subject are proportionate to the amount of assets they allocate to each underlying fund. As the Portfolios are further away from their target date, the Portfolios will have a higher allocation to equity investments and will therefore have greater risk exposure to those risks associated with equity investments. As the Portfolios approach their individual target date, their asset allocations will shift so that they invest a greater percentage of their assets in underlying fixed income funds. The Portfolios will then be susceptible to the risks associated with fixed income investments.

Some of the risk factors associated with many of the underlying equity funds include the volatility of U.S. and non-U.S. equity investments (including REITs); the illiquidity associated with investments in small-capitalization companies; and the political, economic and currency risks of non-U.S. securities, which are particularly significant with respect to equities of issuers located in emerging markets. Some of the risk factors associated with many of the underlying fixed income funds include prepayment, credit and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the credit risk and volatility of high yield bonds; the volatility of investments in commodities; the political, economic and currency risks of non-U.S. securities, which are particularly significant with respect to issuers located in emerging markets; and financial risks associated with derivative investments.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

What Differentiates Goldman Sachs’
Approach to Retirement Strategies?

We believe that strong, consistent investment results through asset allocation are best achieved through teams of experts working together on a global scale.

■ Goldman Sachs’ Quantitative Investment Strategies Team determines the strategic and quarterly tactical asset allocations. The team is comprised of over 115 professionals with significant academic and practitioner experience.

EACH GOLDMAN SACHS
RETIREMENT STRATEGY
DELIVERS:
■ Comprehensive investment
strategies that will
automatically adjust over
time based on the number
of years that remain until the
target date

■ Each Portfolio’s asset
allocation will become more
conservative as the Portfolio
approaches its target date.

■ Automatic diversification and
risk management benefits

■ Forward-looking, quarterly
tactical reallocation

■ Simplicity and efficiency

■  Goldman Sachs’ Portfolio Management Teams offer expert management of the mutual funds that are contained within each Retirement Strategy. These same teams manage portfolios for institutional and high net worth investors.

Goldman Sachs Asset Allocation Investment Process
Quantitative Investment Strategies Team
Each Retirement Strategy portfolio represents a diversified global portfolio on the efficient frontier. Aimed at helping investors reach their retirement goals, each portfolio is designed to invest within a specified equity and fixed income range, becoming more conservative as the portfolio reaches its target date. The long-term strategic asset allocation is the primary source of risk and the corresponding primary determinant of total return. It therefore represents an anchor, or neutral starting point, from which tactical asset allocation decisions are made.

Quantitative Investment Strategies Team
For each portfolio, the strategic asset allocation is combined with a measured amount of tactical risk. Changing market conditions create opportunities to capitalize on investing in different countries and asset classes relative to others over time. Within each portfolio, we shift assets away from the strategic allocation (over and underweighting certain asset classes and countries) to seek to benefit from changing conditions in global capital markets.
Using proprietary portfolio construction models to maintain each portfolio’s original risk/return profile over time, the team makes eight active decisions based on its current outlook on global equity, fixed income and currency markets.
■ Asset class selection	Are stocks, bonds or cash more attractive?
■ Regional equity selection	Are U.S. or non-U.S. equities more attractive?
■ Regional bond selection	Are U.S. or non-U.S. bonds more attractive?
■ U.S. equity style selection	Are U.S. value or U.S. growth equities more attractive?
■ U.S. equity size selection	Are U.S. large-cap or U.S. small-cap equities more attractive?
■ Equity country selection	Which international countries are more attractive?
■ High yield selection	Are high yield or core fixed income securities more attractive?
■ Emerging/developed equity selection	Are emerging or developed equities more attractive?

Mutual Fund Portfolio Management Teams
Each portfolio is comprised of underlying Goldman Sachs Mutual Funds managed by broad, deep portfolio management teams. In addition to global tactical asset allocation, we seek to generate excess returns through security selection within each underlying mutual fund. Whether in the equity or fixed income arenas, these portfolio management teams share a commitment to firsthand fundamental research and seek performance driven by successful security selection.

PORTFOLIO RESULTS

Retirement Strategies Portfolios’

Dear Shareholder,

This report provides an overview of performance for the Goldman Sachs Retirement Strategies Portfolios (individually, the Portfolios,” and collectively, the “Portfolios”) for the period from their inception on September 5, 2007 through August 31, 2008.

Please note that this reporting period precedes the high degree of market volatility and disruption recently experienced by global financial markets. In the upcoming report for the period ended February 28, 2009, we expect to more completely address the issues — as well as any potential investment opportunities — stemming from turmoil in the credit markets that began in mid-2007.

Our portfolio management team has managed assets through multiple market cycles and changing risk environments. We remain focused on the Portfolios’ investment philosophy, investment process and objective.

Asset Allocation

Overall, the various Portfolios invest their assets in a strategic mix of underlying equity and fixed income funds. The target equity and fixed income allocation percentages for each Portfolio will change gradually over time based upon the number of years that remain until the target date of the Portfolio. Each Portfolio’s asset allocation will become more conservative (i.e., the Portfolio’s allocation to fixed income investments will increase) as the Portfolio approaches its target date.

Every June, we reset our strategic benchmarks to reflect current market expectations and to bring the total equity portion of the various Portfolios in-line with our long-term target weights. During the remainder of the year, we allow these strategic targets to shift based upon their respective market returns but we continue to adjust our tactical allocations to reflect our views. We adjust the overall asset allocation each quarter based on current market conditions and our economic and market forecasts. By rebalancing the Portfolios on a quarterly basis, we seek to enhance performance over the long term.

Regional and Sector Preferences

■	Asset Class Selection — Since the inception of the Portfolios, our quantitative models have generally shown preference toward international assets. For most of the period, we strongly favored foreign stocks over U.S. stocks and preferred international bonds over U.S. bonds. However, we moderated our view on bonds during the second quarter of 2008.

Our asset class timing decision, which positions our exposure to stocks, bonds and cash, was one of our most significant tactical decisions. We have held a negative view on bonds and positive view on stocks since the Portfolios’ inception. During the reporting period, we maintained a bullish position on emerging equity markets versus developed equity markets because of the emerging market’s strong long-term momentum and attractive risk premium.

In our equity style and size allocation models, we had a moderate bias toward U.S. growth stocks. Although we considered value stocks relatively inexpensive compared to growth stocks, we continued to favor growth stocks because of favorable business conditions and the perceived strength of corporate earnings. Until the beginning of 2008, we were overweight U.S. large-cap stocks versus U.S. small-cap stocks. Thereafter, we shifted to an underweight given that small-cap stocks offered relatively strong momentum characteristics and a higher expected compensation for risk.

In the fixed income sector, our favorable view of the spread between equity and fixed income influenced our decision to overweight high yield relative to investment grade bonds. We maintained that overweight throughout the period until the third quarter of 2008. At that time, we switched our preference to investment grade bonds because of increasing market volatility and our view that the return spread between equity and fixed income was narrowing.

PORTFOLIO RESULTS

■	Equities — For the period from September 5, 2007 through August 31, 2008, we held a moderate overweight in international equities relative to U.S. equities as we believed that international equity markets offered more attractive compensation for risk. In addition, we viewed international equity as relatively inexpensive when compared to domestic equity.

We also implemented our country level views within the Goldman Sachs Structured International Equity Fund. Europe remained one of our preferred global regions. We favored continental Europe in particular, primarily because we considered its countries to be excellent sources of value. In Asia, both Japan and Australia became increasingly less attractive due to expensive valuations and what we considered to be a deteriorating macroeconomic environment.

■	Fixed Income — We preferred international fixed income over U.S. fixed income through the second quarter of 2008, taking a modestly overweight position in U.S. fixed income in the third quarter.

We were overweight international fixed income as foreign macroeconomic conditions appeared favorable for the international debt markets; the level of real yield (inflation-adjusted return) offered in the U.S. remained unattractive relative to foreign bond issues. By the third quarter of 2008, and despite recessionary trends and credit crisis concerns, many central banks signaled that they might tighten monetary policy in response to inflationary fears. In our opinion, rising interest rates made international fixed income more expensive relative to U.S. fixed income. Furthermore, over the course of the reporting period, the U.S. Federal Reserve had aggressively cut short-term rates a total of 3.25% to combat the deterioration of credit markets.

Performance

The performance of your Portfolio is driven primarily by three factors: 1) strategic asset allocation policy, 2) underlying fund performance, and 3) asset allocation decisions.

1.	CONTRIBUTION OF STRATEGIC ASSET ALLOCATION POLICY

Equity markets were generally down over the period from September 5, 2007 through August 31, 2008 resulting in the negative performance of the Retirement Strategies Portfolios. The Portfolios benefited to some extent, however, from their exposure to commodities as well as fixed income.

2.	CONTRIBUTION OF UNDERLYING FUND PERFORMANCE

The second component of the Portfolios performance is the contribution from our underlying fund managers. Overall, underlying fund security selection detracted from all the Portfolios over the year with the majority of the underlying funds underperforming their respective benchmarks. The weakest performers were the Goldman Sachs Core Fixed Income Fund, Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Structured Large Cap Value Fund and the Goldman Sachs International Real Estate Securities Fund.

3.	CONTRIBUTION OF ASSET ALLOCATION DECISIONS

Our Global Tactical Asset Allocation (GTAA) decisions detracted from performance across all Portfolios over the reporting period. GTAA performance ranged from approximately –50 basis points to approximately –125 basis points. Our asset class timing decision detracted the most as the retreat in global equity market in 2008 hurt our overweight in stocks.

PORTFOLIO RESULTS

■	Goldman Sachs Retirement Strategy 2010 Portfolio — During the period from their inception on September 5, 2007 through August 31, 2008, the Portfolio’s Class A, Institutional and Service Shares generated cumulative total returns of –7.27%, –6.85% and –7.31% respectively. During the period from their inception on November 30, 2007 through August 31, 2008, the Portfolio’s Class IR and R Shares generated cumulative total returns of –9.58% and –9.92%, respectively.

■	Goldman Sachs Retirement Strategy 2015 Portfolio — During the period from their inception on September 5, 2007 through August 31, 2008, the Portfolio’s Class A, Institutional and Service Shares generated cumulative total returns of –8.80%, –8.38% and –8.84%, respectively. During the period from their inception on November 30, 2007 through August 31, 2008, the Portfolio’s Class IR and R Shares generated cumulative total returns of –10.90% and –11.24%, respectively.

■	Goldman Sachs Retirement Strategy 2020 Portfolio — During the period from their inception on September 5, 2007 through August 31, 2008, the Portfolio’s Class A, Institutional and Service Shares generated cumulative total returns of –9.94%, –9.56% and –10.02%, respectively. During the period from their inception on November 30, 2007 through August 31, 2008, the Portfolio’s Class IR and R Shares generated cumulative total returns of –11.97% and –12.31%, respectively.

■	Goldman Sachs Retirement Strategy 2030 Portfolio — During the period from their inception on September 5, 2007 through August 31, 2008, the Portfolio’s Class A, Institutional and Service Shares generated cumulative total returns of –11.97%, –11.67% and –12.13%, respectively. During the period from their inception on November 30, 2007 through August 31, 2008, the Portfolio’s Class IR and R Shares generated cumulative total returns of –13.77% and –14.11%, respectively.

■	Goldman Sachs Retirement Strategy 2040 Portfolio — During the period from their inception on September 5, 2007 through August 31, 2008, the Portfolio’s Class A, Institutional and Service Shares generated cumulative total returns of –12.73%, –12.43% and –12.78%, respectively. During the period from their inception on November 30, 2007 through August 31, 2008, the Portfolio’s Class IR and R Shares generated cumulative total returns of –14.43% and –14.77%, respectively.

■	Goldman Sachs Retirement Strategy 2050 Portfolio — During the period from their inception on September 5, 2007 through August 31, 2008, the Portfolio’s Class A, Institutional and Service Shares generated cumulative total returns of –13.18%, –12.77% and –13.23%, respectively. During the period from their inception on November 30, 2007 through August 31, 2008, the Portfolio’s Class IR and R Shares generated cumulative total returns of –14.77% and –15.11%, respectively.

We hope this summary has been helpful to you in your understanding of how we manage your Portfolio. We thank you for the confidence you have placed in us and we look forward to your continued support.

Goldman Sachs Quantitative Investment Strategies Group

September 18, 2008

FUND BASICS

Retirement Strategy 2010 Portfolio
as of August 31, 2008

PERFORMANCE REVIEW

September 5, 2007-August 31, 2008	Portfolio Total Return (based on NAV)[1]

Class A	-7.27%
Institutional	-6.85
Service	-7.31

November 30, 2007-August 31, 2008

Class IR	-9.58
Class R	-9.92

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS2

For the period ended 6/30/08	Since Inception	Inception Date

Class A	-9.15%	9/5/07
Institutional	-3.56	9/5/07
Service	-3.92	9/5/07
Class IR	-6.28	11/30/07
Class R	-6.62	11/30/07

[2]	The Standardized Average Annual Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS3

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.19%	2.66%
Institutional	0.79	2.26
Service	1.29	2.76
Class IR	0.94	2.41
Class R	1.44	2.91

[3]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund Fees and Expenses. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

OVERALL FUND WEIGHTINGS4

Percentage of Net Assets as of 8/31/08

[4]	The percentage shown for each underlying fund reflects the value of that fund as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS RETIREMENT STRATEGY 2010 PORTFOLIO

Performance Summary
August 31, 2008

The following graph shows the value, as of August 31, 2008 of a $10,000 investment made on September 5, 2007 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Lehman Brothers Aggregate Bond Index and the MSCI EAFE Index) (net of withholding) are also shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than the original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Goldman Sachs Retirement Strategy 2010 Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2007 through August 31, 2008.

Average Annual Total Return through August 31, 2008	Since Inception*

Class A (commenced September 5, 2007)
Excluding sales charges	–7.27%
Including sales charges	–12.35%

Institutional (commenced September 5, 2007)	–6.85%

Service (commenced September 5, 2007)	–7.31%

Class IR (commenced November 30, 2007)	–9.58%

Class R (commenced November 30, 2007)	–9.92%

*	Total Returns for periods of less than one year represents cumulative total return.

FUND BASICS

Retirement Strategy 2015 Portfolio
as of August 31, 2008

PERFORMANCE REVIEW

September 5, 2007-August 31, 2008	Portfolio Total Return (based on NAV)[1]

Class A	-8.80%
Institutional	-8.38
Service	-8.84

November 30, 2007-August 31, 2008

Class IR	-10.90
Class R	-11.24

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS2

For the period ended 6/30/08	Since Inception	Inception Date

Class A	-10.30%	9/5/07
Institutional	-4.77	9/5/07
Service	-5.13	9/5/07
Class IR	-7.38	11/30/07
Class R	-7.62	11/30/07

[2]	The Standardized Average Annual Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS3

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.21%	2.65%
Institutional	0.81	2.25
Service	1.31	2.75
Class IR	0.96	2.40
Class R	1.46	2.90

[3]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund Fees and Expenses. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

OVERALL FUND WEIGHTINGS4

Percentage of Net Assets as of 8/31/08

[4]	The percentage shown for each underlying fund reflects the value of that fund as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS RETIREMENT STRATEGY 2015 PORTFOLIO

Performance Summary
August 31, 2008

The following graph shows the value, as of August 31, 2008 of a $10,000 investment made on September 5, 2007 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Lehman Brothers Aggregate Bond Index and the MSCI EAFE Index) (net of withholding) are also shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than the original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Goldman Sachs Retirement Strategy 2015 Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2007 through August 31, 2008.

Average Annual Total Return through August 31, 2008	Since Inception*

Class A (commenced September 5, 2007)
Excluding sales charges	–8.80%
Including sales charges	–13.80%

Institutional (commenced September 5, 2007)	−8.38%

Service (commenced September 5, 2007)	−8.84%

Class IR (commenced November 30, 2007)	–10.90%

Class R (commenced November 30, 2007)	–11.24%

*	Total Returns for periods of less than one year represents cumulative total return.

FUND BASICS

Retirement Strategy 2020 Portfolio
as of August 31, 2008

PERFORMANCE REVIEW

September 5, 2007-August 31, 2008	Portfolio Total Return (based on NAV)[1]

Class A	-9.94%
Institutional	-9.56
Service	-10.02

November 30, 2007-August 31, 2008

Class IR	-11.97
Class R	-12.31

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS2

For the period ended 6/30/08	Since Inception	Inception Date

Class A	-11.18%	9/5/07
Institutional	-5.64	9/5/07
Service	-6.00	9/5/07
Class IR	-8.04	11/30/07
Class R	-8.38	11/30/07

[2]	The Standardized Average Annual Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS3

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.22%	2.63%
Institutional	0.82	2.23
Service	1.32	2.73
Class IR	0.97	2.38
Class R	1.47	2.88

[3]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund Fees and Expenses. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

OVERALL FUND WEIGHTINGS4

Percentage of Net Assets as of 8/31/08

[4]	The percentage shown for each underlying fund reflects the value of that fund as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS RETIREMENT STRATEGY 2020 PORTFOLIO

Performance Summary
August 31, 2008

The following graph shows the value, as of August 31, 2008 of a $10,000 investment made on September 5, 2007 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Lehman Brothers Aggregate Bond Index and the MSCI EAFE Index) (net of withholding) are also shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than the original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Goldman Sachs Retirement Strategy 2020 Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2007 through August 31, 2008.

Average Annual Total Return through August 31, 2008	Since Inception*

Class A (commenced September 5, 2007)
Excluding sales charges	–9.94%
Including sales charges	–14.88%

Institutional (commenced September 5, 2007)	–9.56%

Service (commenced September 5, 2007)	–10.02%

Class IR (commenced November 30, 2007)	–11.97%

Class R (commenced November 30, 2007)	–12.31%

*	Total Returns for periods of less than one year represents cumulative total return.

FUND BASICS

Retirement Strategy 2030 Portfolio
as of August 31, 2008

PERFORMANCE REVIEW

September 5, 2007-August 31, 2008	Portfolio Total Return (based on NAV)[1]

Class A	-11.97%
Institutional	-11.67
Service	-12.13

November 30, 2007-August 31, 2008

Class IR	-13.77
Class R	-14.11

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS2

For the period ended 6/30/08	Since Inception	Inception Date

Class A	-12.60%	9/5/07
Institutional	-7.33	9/5/07
Service	-7.69	9/5/07
Class IR	-9.43	11/30/07
Class R	-9.77	11/30/07

[2]	The Standardized Average Annual Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS3

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	2.59%
Institutional	0.85	2.19
Service	1.35	2.69
Class IR	1.00	2.34
Class R	1.50	2.84

[3]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund Fees and Expenses. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

OVERALL FUND WEIGHTINGS4

Percentage of Net Assets as of 8/31/08

[4]	The percentage shown for each underlying fund reflects the value of that fund as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS RETIREMENT STRATEGY 2030 PORTFOLIO

Performance Summary
August 31, 2008

The following graph shows the value, as of August 31, 2008 of a $10,000 investment made on September 5, 2007 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Lehman Brothers Aggregate Bond Index and the MSCI EAFE Index) (net of withholding) are also shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than the original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Goldman Sachs Retirement Strategy 2030 Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2007 through August 31, 2008.

Average Annual Total Return through August 31, 2008	Since Inception*

Class A (commenced September 5, 2007)
Excluding sales charges	–11.97%
Including sales charges	–16.79%

Institutional (commenced September 5, 2007)	–11.67%

Service (commenced September 5, 2007)	–12.13%

Class IR (commenced November 30, 2007)	–13.77%

Class R (commenced November 30, 2007)	–14.11%

*	Total Returns for periods of less than one year represents cumulative total returns.

FUND BASICS

Retirement Strategy 2040 Portfolio
as of August 31, 2008

PERFORMANCE REVIEW

September 5, 2007-August 31, 2008	Portfolio Total Return (based on NAV)[1]

Class A	-12.73%
Institutional	-12.43
Service	-12.78

November 30, 2007-August 31, 2008

Class IR	-14.43
Class R	-14.77

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS2

For the period ended 6/30/08	Since Inception	Inception Date

Class A	-13.22%	9/5/07
Institutional	-7.88	9/5/07
Service	-8.34	9/5/07
Class IR	-9.98	11/30/07
Class R	-10.32	11/30/07

[2]	The Standardized Average Annual Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS3

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.26%	2.57%
Institutional	0.86	2.17
Service	1.36	2.67
Class IR	1.01	2.32
Class R	1.51	2.82

[3]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund Fees and Expenses. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

OVERALL FUND WEIGHTINGS4

Percentage of Net Assets as of 8/31/08

[4]	The percentage shown for each underlying fund reflects the value of that fund as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS RETIREMENT STRATEGY 2040 PORTFOLIO

Performance Summary
August 31, 2008

The following graph shows the value, as of August 31, 2008 of a $10,000 investment made on September 5, 2007 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Lehman Brothers Aggregate Bond Index and the MSCI EAFE Index) (net of withholding) are also shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than the original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Goldman Sachs Retirement Strategy 2040 Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2007 through August 31, 2008.

Average Annual Total Return through August 31, 2008	Since Inception*

Class A (commenced September 5, 2007)
Excluding sales charges	–12.73%
Including sales charges	–17.51%

Institutional (commenced September 5, 2007)	−12.43%

Service (commenced September 5, 2007)	−12.78%

Class IR (commenced November 30, 2007)	–14.43%

Class R (commenced November 30, 2007)	–14.77%

*	Total Returns for periods of less than one year represents cumulative total return.

FUND BASICS

Retirement Strategy 2050 Portfolio
as of August 31, 2008

PERFORMANCE REVIEW

September 5, 2007-August 31, 2008	Portfolio Total Return (based on NAV)[1]

Class A	-13.18%
Institutional	-12.77
Service	-13.23

November 30, 2007-August 31, 2008

Class IR	-14.77
Class R	-15.11

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS2

For the period ended 6/30/08	Since Inception	Inception Date

Class A	-13.55%	9/5/07
Institutional	-8.22	9/5/07
Service	-8.58	9/5/07
Class IR	-10.31	11/30/07
Class R	-10.55	11/30/07

[2]	The Standardized Average Annual Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS3

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.26%	2.58%
Institutional	0.86	2.18
Service	1.36	2.68
Class IR	1.01	2.33
Class R	1.51	2.83

[3]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund Fees and Expenses. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

OVERALL FUND WEIGHTINGS4

Percentage of Net Assets as of 8/31/08

[4]	The percentage shown for each underlying fund reflects the value of that fund as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS RETIREMENT STRATEGY 2050 PORTFOLIO

Performance Summary
August 31, 2008

The following graph shows the value, as of August 31, 2008 of a $10,000 investment made on September 5, 2007 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Lehman Brothers Aggregate Bond Index and the MSCI EAFE Index) (net of withholding) are also shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than the original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Service, Class R and Class IR Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Goldman Sachs Retirement Strategy 2050 Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2007 through August 31, 2008.

Average Annual Total Return through August 31, 2008	Since Inception*

Class A (commenced September 5, 2007)
Excluding sales charges	–13.18%
Including sales charges	–17.94%

Institutional (commenced September 5, 2007)	–12.77%

Service (commenced September 5, 2007)	–13.23%

Class IR (commenced November 30, 2007)	–14.77%

Class R (commenced November 30, 2007)	–15.11%

*	Total Returns for periods of less than one year represents cumulative total return.

GOLDMAN SACHS RETIREMENT STRATEGY 2010 PORTFOLIO

Schedule of Investments
August 31, 2008

Shares	Description	Value

Investment Companies (Institutional Shares) – 100.2%

Equity – 60.7%
188,945	Goldman Sachs Structured International Equity Fund – 20.9%	$2,288,125
112,924	Goldman Sachs Structured Large Cap Growth Fund – 13.2%	1,440,904
94,810	Goldman Sachs Structured Large Cap Value Fund – 9.7%	1,065,660
93,521	Goldman Sachs Structured Emerging Markets Equity Fund – 6.5%	714,504
57,832	Goldman Sachs Structured Small Cap Equity Fund – 6.1%	662,182
10,812	Goldman Sachs Real Estate Securities Fund – 1.5%	165,311
20,047	Goldman Sachs Structured International Small Cap Fund – 1.4%	151,152
18,589	Goldman Sachs International Real Estate Securities Fund – 1.4%	149,639

		6,637,477

Fixed Income – 39.5%
150,036	Goldman Sachs Inflation Protected Securities Fund – 15.1%	1,650,398
84,576	Goldman Sachs Global Income Fund – 9.7%	1,060,577
59,835	Goldman Sachs Core Fixed Income Fund – 5.0%	548,688
52,971	Goldman Sachs High Yield Fund – 3.4%	368,147
24,347	Goldman Sachs Commodity Strategy Fund – 3.1%	335,497
18,095	Goldman Sachs Local Emerging Markets Debt Fund – 1.6%	175,700
15,341	Goldman Sachs Emerging Markets Debt Fund – 1.6%	175,193

		4,314,200

TOTAL INVESTMENT COMPANIES (INSTITUTIONAL SHARES) – 100.2%
(Cost $12,107,739)		$10,951,677

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(24,269)

NET ASSETS – 100.0%		$10,927,408

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2015 PORTFOLIO

Schedule of Investments
August 31, 2008

Shares	Description	Value

Investment Companies (Institutional Shares) – 100.3%

Equity – 69.1%
229,919	Goldman Sachs Structured International Equity Fund – 24.0%	$2,784,323
138,951	Goldman Sachs Structured Large Cap Growth Fund – 15.2%	1,773,018
118,578	Goldman Sachs Structured Large Cap Value Fund – 11.5%	1,332,822
112,593	Goldman Sachs Structured Emerging Markets Equity Fund – 7.4%	860,214
67,959	Goldman Sachs Structured Small Cap Equity Fund – 6.7%	778,128
11,620	Goldman Sachs Real Estate Securities Fund – 1.5%	177,666
20,275	Goldman Sachs International Real Estate Securities Fund – 1.4%	163,213
21,595	Goldman Sachs Structured International Small Cap Fund – 1.4%	162,824

		8,032,208

Fixed Income – 31.2%
115,487	Goldman Sachs Inflation Protected Securities Fund – 11.0%	1,270,357
77,599	Goldman Sachs Global Income Fund – 8.4%	973,092
53,844	Goldman Sachs High Yield Fund – 3.2%	374,213
26,250	Goldman Sachs Commodity Strategy Fund – 3.1%	361,721
29,338	Goldman Sachs Core Fixed Income Fund – 2.3%	269,028
19,366	Goldman Sachs Local Emerging Markets Debt Fund – 1.6%	188,043
16,429	Goldman Sachs Emerging Markets Debt Fund – 1.6%	187,621

		3,624,075

TOTAL INVESTMENT COMPANIES (INSTITUTIONAL SHARES) – 100.3%
(Cost $13,073,472)		$11,656,283

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(33,047)

NET ASSETS – 100.0%		$11,623,236

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2020 PORTFOLIO

Schedule of Investments
August 31, 2008

Shares	Description	Value

Investment Companies (Institutional Shares) – 100.3%

Equity – 76.2%
265,377	Goldman Sachs Structured International Equity Fund – 26.5%	$3,213,719
162,365	Goldman Sachs Structured Large Cap Growth Fund – 17.1%	2,071,774
143,435	Goldman Sachs Structured Large Cap Value Fund – 13.3%	1,612,208
125,569	Goldman Sachs Structured Emerging Markets Equity Fund – 7.9%	959,346
73,204	Goldman Sachs Structured Small Cap Equity Fund – 6.9%	838,188
12,188	Goldman Sachs Real Estate Securities Fund – 1.6%	186,354
21,724	Goldman Sachs International Real Estate Securities Fund – 1.5%	174,874
22,627	Goldman Sachs Structured International Small Cap Fund – 1.4%	170,609

		9,227,072

Fixed Income – 24.1%
83,559	Goldman Sachs Inflation Protected Securities Fund – 7.6%	919,152
53,122	Goldman Sachs Global Income Fund – 5.5%	666,145
27,571	Goldman Sachs Commodity Strategy Fund – 3.2%	379,926
47,435	Goldman Sachs High Yield Fund – 2.7%	329,671
25,060	Goldman Sachs Core Fixed Income Fund – 1.9%	229,803
20,320	Goldman Sachs Local Emerging Markets Debt Fund – 1.6%	197,311
17,270	Goldman Sachs Emerging Markets Debt Fund – 1.6%	197,227

		2,919,235

TOTAL INVESTMENT COMPANIES (INSTITUTIONAL SHARES) – 100.3%
(Cost $13,709,383)		$12,146,307

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(31,331)

NET ASSETS – 100.0%		$12,114,976

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2030 PORTFOLIO

Schedule of Investments
August 31, 2008

Shares	Description	Value

Investment Companies (Institutional Shares) – 100.3%

Equity – 85.9%
313,935	Goldman Sachs Structured International Equity Fund – 30.1%	$3,801,758
193,568	Goldman Sachs Structured Large Cap Growth Fund – 19.6%	2,469,929
176,882	Goldman Sachs Structured Large Cap Value Fund – 15.8%	1,988,150
142,783	Goldman Sachs Structured Emerging Markets Equity Fund – 8.6%	1,090,859
79,904	Goldman Sachs Structured Small Cap Equity Fund – 7.3%	914,901
12,992	Goldman Sachs Real Estate Securities Fund – 1.6%	198,651
23,834	Goldman Sachs International Real Estate Securities Fund – 1.5%	191,860
23,774	Goldman Sachs Structured International Small Cap Fund – 1.4%	179,254

		10,835,362

Fixed Income – 14.4%
29,153	Goldman Sachs Commodity Strategy Fund – 3.2%	401,732
27,996	Goldman Sachs Inflation Protected Securities Fund – 2.4%	307,959
36,381	Goldman Sachs High Yield Fund – 2.0%	252,850
19,730	Goldman Sachs Global Income Fund – 2.0%	247,408
17,619	Goldman Sachs Emerging Markets Debt Fund – 1.6%	201,204
20,655	Goldman Sachs Local Emerging Markets Debt Fund – 1.6%	200,564
21,466	Goldman Sachs Core Fixed Income Fund – 1.6%	196,846

		1,808,563

TOTAL INVESTMENT COMPANIES (INSTITUTIONAL SHARES) – 100.3%
(Cost $14,420,481)		$12,643,925

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(32,393)

NET ASSETS – 100.0%		$12,611,532

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2040 PORTFOLIO

Schedule of Investments
August 31, 2008

Shares	Description	Value

Investment Companies (Institutional Shares) – 100.3%

Equity – 89.2%
276,098	Goldman Sachs Structured International Equity Fund – 31.7%	$3,343,549
163,604	Goldman Sachs Structured Large Cap Growth Fund – 19.8%	2,087,584
149,872	Goldman Sachs Structured Large Cap Value Fund – 16.0%	1,684,566
124,609	Goldman Sachs Structured Emerging Markets Equity Fund – 9.1%	952,016
70,847	Goldman Sachs Structured Small Cap Equity Fund – 7.7%	811,198
12,503	Goldman Sachs Real Estate Securities Fund – 1.8%	191,165
22,702	Goldman Sachs International Real Estate Securities Fund – 1.7%	182,755
19,855	Goldman Sachs Structured International Small Cap Fund – 1.4%	149,708

		9,402,541

Fixed Income – 11.1%
25,493	Goldman Sachs Commodity Strategy Fund – 3.4%	351,290
19,147	Goldman Sachs Global Income Fund – 2.3%	240,108
20,959	Goldman Sachs Core Fixed Income Fund – 1.8%	192,194
21,221	Goldman Sachs High Yield Fund – 1.4%	147,488
10,319	Goldman Sachs Emerging Markets Debt Fund – 1.1%	117,848
12,114	Goldman Sachs Local Emerging Markets Debt Fund – 1.1%	117,627

		1,166,555

TOTAL INVESTMENT COMPANIES (INSTITUTIONAL SHARES) – 100.3%
(Cost $12,446,398)		$10,569,096

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(32,297)

NET ASSETS – 100.0%		$10,536,799

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2050 PORTFOLIO

Schedule of Investments
August 31, 2008

Shares	Description	Value

Investment Companies (Institutional Shares) – 100.3%

Equity – 92.1%
252,882	Goldman Sachs Structured International Equity Fund – 33.1%	$3,062,407
144,937	Goldman Sachs Structured Large Cap Growth Fund – 20.0%	1,849,398
133,021	Goldman Sachs Structured Large Cap Value Fund – 16.2%	1,495,152
113,360	Goldman Sachs Structured Emerging Markets Equity Fund – 9.4%	866,068
65,281	Goldman Sachs Structured Small Cap Equity Fund – 8.1%	747,468
12,285	Goldman Sachs Real Estate Securities Fund – 2.0%	187,841
22,112	Goldman Sachs International Real Estate Securities Fund – 1.9%	177,999
17,377	Goldman Sachs Structured International Small Cap Fund – 1.4%	131,027

		8,517,360

Fixed Income – 8.2%
23,263	Goldman Sachs Commodity Strategy Fund – 3.5%	320,567
10,253	Goldman Sachs Global Income Fund – 1.4%	128,573
11,241	Goldman Sachs Core Fixed Income Fund – 1.1%	103,079
11,356	Goldman Sachs High Yield Fund – 0.8%	78,925
5,533	Goldman Sachs Emerging Markets Debt Fund – 0.7%	63,186
6,499	Goldman Sachs Local Emerging Markets Debt Fund – 0.7%	63,103

		757,433

TOTAL INVESTMENT COMPANIES (INSTITUTIONAL SHARES) – 100.3%
(Cost $11,011,313)		$9,274,793

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(31,965)

NET ASSETS – 100.0%		$9,242,828

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statements of Assets and Liabilities
August 31, 2008

Retirement
Strategy 2010

Assets:

Investments in securities, at value (identified cost $12,107,739, $13,073,472, $13,709,383, $14,420,481, $12,446,398 and $11,011,313, respectively)	$10,951,677
Cash	1,619
Receivables:
Reimbursement from adviser	13,088
Dividends	12,703
Investment securities sold	—
Portfolio shares sold	—
Deferred offering costs	13,455

Total assets	10,992,542

Liabilities:

Due to Custodian	—
Payables:
Investment securities purchased	12,712
Amounts owed to affiliates	1,879
Portfolio shares redeemed	—
Accrued expenses	50,543

Total liabilities	65,134

Net Assets:

Paid-in capital	12,022,905
Accumulated undistributed net investment income	126,258
Accumulated net realized gain (loss) from investment transactions	(65,693)
Net unrealized loss on investments	(1,156,062)

NET ASSETS	$10,927,408

Net Assets:
Class A	$1,603,810
Institutional	9,296,275
Service	9,277
Class IR	9,040
Class R	9,006

Total Net Assets	$10,927,408

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	177,596
Institutional	1,026,332
Service	1,028
Class IR	1,000
Class R	1,000

Net asset value, offering and redemption price per share:(a)
Class A	$9.03
Institutional	9.06
Service	9.03
Class IR	9.04
Class R	9.01

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Retirement Strategy 2010, Retirement Strategy 2015, Retirement Strategy 2020, Retirement Strategy 2030, Retirement Strategy 2040 and Retirement Strategy 2050 Portfolio is $9.56, $9.38, $9.25, $9.03, $8.94 and $8.89, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Retirement	Retirement	Retirement	Retirement	Retirement
Strategy 2015	Strategy 2020	Strategy 2030	Strategy 2040	Strategy 2050

$11,656,283	$12,146,307	$12,643,925	$10,569,096	$9,274,793
—	998	—	—	—

11,815	16,190	16,013	15,039	15,924
10,748	8,827	5,934	3,974	2,132
53,243	—	—	—	—
931	2,716	1,997	1,588	243
6,758	6,777	6,726	6,715	6,714

11,739,778	12,181,815	12,674,595	10,596,412	9,299,806

53,243	—	4,018	3,333	3,207

10,758	8,837	5,941	3,977	2,134
2,005	2,298	2,595	1,827	1,339
—	5,000	—	—	—
50,536	50,704	50,509	50,476	50,298

116,542	66,839	63,063	59,613	56,978

12,909,387	13,550,208	14,363,803	12,243,053	10,884,008
99,186	91,140	68,853	53,375	36,308
31,852	36,704	(44,568)	117,673	59,032
(1,417,189)	(1,563,076)	(1,776,556)	(1,877,302)	(1,736,520)

$11,623,236	$12,114,976	$12,611,532	$10,536,799	$9,242,828

$1,741,660	$3,048,732	$3,747,389	$1,750,969	$501,429
9,854,670	9,039,666	8,838,124	8,760,018	8,715,708
9,126	9,004	8,801	8,726	8,685
8,908	8,804	8,625	8,559	8,519
8,872	8,770	8,593	8,527	8,487

$11,623,236	$12,114,976	$12,611,532	$10,536,799	$9,242,828

196,481	349,023	439,306	207,215	59,693
1,108,726	1,031,202	1,033,431	1,033,973	1,034,430
1,030	1,030	1,032	1,033	1,034
1,005	1,006	1,011	1,013	1,013
1,004	1,006	1,010	1,012	1,013

$8.86	$8.74	$8.53	$8.45	$8.40
8.89	8.77	8.55	8.47	8.43
8.86	8.74	8.52	8.45	8.40
8.87	8.75	8.53	8.45	8.41
8.84	8.72	8.50	8.42	8.38

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statements of Operations
For the Period Ended August 31, 2008(a)

Retirement
Strategy 2010

Investment income:

Dividends from Underlying Funds	$301,329
Interest	739

Total investment income	302,068

Expenses:

Amortization of offering costs	118,686
Registration fees	60,558
Professional fees	49,651
Custody and accounting fees	26,130
Printing fees	26,030
Management fees	15,845
Trustee fees	14,180
Transfer Agent fees(b)	5,466
Distribution and Service fees(b)	2,057
Service share fees — Service Plan	24
Service share fees — Shareholder Administration Plan	24
Other	12,130

Total expenses	330,781

Less — expense reductions	(312,300)

Net expenses	18,481

NET INVESTMENT INCOME	283,587

Realized and unrealized gain (loss) from investment transactions:

Capital gain distributions from Underlying Funds	291,478
Net realized loss from investment transactions	(240,805)
Net unrealized loss on investments	(1,156,062)

Net realized and unrealized loss from investment transactions	(1,105,389)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(821,802)

(a)	All Portfolios commenced operations on September 5, 2007.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees		Transfer Agent Fees
Portfolio	Class A(a)	Class R(c)	Class A(a)	Institutional(a)	Service(a)	Class IR(c)	Class R(c)
Retirement Strategy 2010	$2,021	$36	$1,535	$3,899	$4	$14	$14
Retirement Strategy 2015	1,550	35	1,777	3,936	4	14	14
Retirement Strategy 2020	3,244	35	2,465	3,851	4	14	14
Retirement Strategy 2030	4,091	34	3,109	3,815	4	13	13
Retirement Strategy 2040	1,806	34	1,373	3,799	4	13	13
Retirement Strategy 2050	419	34	319	3,794	4	13	13

(c)	Commenced operations on November 30, 2007.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Retirement	Retirement	Retirement	Retirement	Retirement
Strategy 2015	Strategy 2020	Strategy 2030	Strategy 2040	Strategy 2050

$283,970	$277,426	$262,291	$243,983	$226,872
527	407	230	73	170

284,497	277,833	262,521	244,056	227,042

118,686	118,686	118,686	118,686	118,686
60,441	60,540	60,599	60,539	60,504
49,651	49,651	49,651	49,651	49,651
26,095	26,117	25,936	25,819	25,818
25,972	26,056	26,852	26,200	26,032
15,700	16,396	16,767	15,337	14,486
14,180	14,180	14,180	14,180	14,180
5,145	6,348	6,954	5,202	4,143
1,585	3,279	4,125	1,840	453
24	24	24	24	24
24	24	24	24	24
11,903	11,947	11,369	11,994	12,020

329,406	333,248	335,167	329,496	326,021

(311,824)	(312,244)	(312,452)	(311,903)	(311,516)

17,582	21,004	22,715	17,593	14,505

266,915	256,829	239,806	226,463	212,537

324,381	353,900	389,713	407,012	420,915
(164,576)	(181,571)	(289,181)	(139,448)	(207,990)
(1,417,189)	(1,563,076)	(1,776,556)	(1,877,302)	(1,736,520)

(1,257,384)	(1,390,747)	(1,676,024)	(1,609,738)	(1,523,595)

$(990,469)	$(1,133,918)	$(1,436,218)	$(1,383,275)	$(1,311,058)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statements of Changes in Net Assets
For the Period Ended August 31, 2008(a)

Retirement
Strategy 2010

From operations:

Net investment income	$283,587
Net realized gain from investment transactions and capital gain distributions from Underlying Funds	50,673
Net unrealized loss on investments	(1,156,062)

Net decrease in net assets resulting from operations	(821,802)

Distributions to shareholders:

From net investment income
Class A Shares	(211)
Institutional Shares	(219,004)
Service Shares	(204)
Class IR Shares(b)	(213)
Class R Shares(b)	(209)
From net realized gains
Class A Shares	(57)
Institutional Shares	(55,899)
Service Shares	(56)
Class IR Shares(b)	(54)
Class R Shares(b)	(55)

Total distributions to shareholders	(275,962)

From share transactions:

Net proceeds from sales of shares	12,597,825
Reinvestment of dividends and distributions	275,962
Cost of shares redeemed	(848,615)

Net increase in net assets resulting from share transactions	12,025,172

TOTAL INCREASE	10,927,408

Net assets:

Beginning of period	—

End of period	$10,927,408

Accumulated undistributed net investment income	$126,258

(a)	All Portfolios commenced operations on September 5, 2007.
(b)	Commenced operations on November 30, 2007.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Retirement	Retirement	Retirement	Retirement	Retirement
Strategy 2015	Strategy 2020	Strategy 2030	Strategy 2040	Strategy 2050

$266,915	$256,829	$239,806	$226,463	$212,537
159,805	172,329	100,532	267,564	212,925
(1,417,189)	(1,563,076)	(1,776,556)	(1,877,302)	(1,736,520)

(990,469)	(1,133,918)	(1,436,218)	(1,383,275)	(1,311,058)

(224)	(1,048)	(392)	(339)	(305)
(235,927)	(238,922)	(251,596)	(257,085)	(263,073)
(220)	(223)	(236)	(242)	(247)
(230)	(233)	(247)	(252)	(258)
(226)	(229)	(242)	(248)	(254)

(61)	(284)	(106)	(91)	(82)
(60,778)	(62,475)	(65,369)	(66,567)	(67,664)
(61)	(63)	(66)	(67)	(68)
(59)	(61)	(64)	(65)	(66)
(59)	(61)	(64)	(65)	(66)

(297,845)	(303,599)	(318,382)	(325,021)	(332,083)

12,965,007	13,863,612	15,266,602	12,281,386	10,593,819
297,845	303,599	318,382	325,021	332,083
(351,302)	(614,718)	(1,218,852)	(361,312)	(39,933)

12,911,550	13,552,493	14,366,132	12,245,095	10,885,969

11,623,236	12,114,976	12,611,532	10,536,799	9,242,828

—	—	—	—	—

$11,623,236	$12,114,976	$12,611,532	$10,536,799	$9,242,828

$99,186	$91,140	$68,853	$53,375	$36,308

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements
August 31, 2008

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following are Goldman Sachs Portfolios included in this report (collectively, the “Portfolios” or individually a “Portfolio”), which commenced operations on September 5, 2007, the share classes offered by each Portfolio and their diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/Non-diversified

Retirement Strategy 2010, Retirement Strategy 2015, Retirement Strategy 2020, Retirement Strategy 2030, Retirement Strategy 2040 and Retirement Strategy 2050	A, Institutional, Service, IR and R Shares	Diversified

Class A Shares of the Portfolios are sold with a front-end sales charge of up to 5.50%. Institutional, Service, Class IR and Class R Shares of the Portfolios are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) serves as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, receives such sales charges and may retain a portion of such sales charges. Class IR and Class R Shares of the Portfolios commenced operations on November 30, 2007.
Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Portfolios.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in conformity with Accounting Principles Generally Accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Portfolios as well as the Underlying Funds is to value investments at market value. Each Portfolio invests in a combination of underlying mutual funds (the “Underlying Funds”) for which GSAM or Goldman Sachs Asset Management International (“GSAMI”), affiliates of Goldman Sachs, act as investment advisers. Investments in the Underlying Funds are valued at the net asset value per share (“NAV”) of the Institutional Share class of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds, which fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued on the basis of quotations furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. If accurate quotations are not readily available, or if GSAM or GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Underlying Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees. The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities in the Underlying Funds for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) by the Underlying Funds are valued at the NAV on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities in the Underlying Funds for

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

which market quotations are not readily available or are deemed not to reflect market value by GSAM or GSAMI are valued at fair value using methods approved by the Board of Trustees.
The Underlying Funds may also invest in equity securities traded on a foreign securities exchange that are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAM or GSAMI by taking into consideration market or security specific information as discussed below.
GSAM or GSAMI, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining an Underlying Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Securities Transactions and Investment Income — Purchases and sales of the Underlying Funds are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of the Underlying Funds are calculated on the identified cost basis. Dividend income and capital gains distributions from the Underlying Funds are recognized on the ex-dividend date. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Portfolio based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Portfolio of the Trust are allocated to the Portfolios on a straight-line and/or “pro-rata” basis depending upon the nature of the expense. Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D. Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Portfolio	Declared and Paid	Declared and Paid

Retirement Strategy 2010, Retirement Strategy 2015, Retirement Strategy 2020, Retirement Strategy 2030, Retirement Strategy 2040 and Retirement Strategy 2050	Annually	Annually

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital.
GSAM has reviewed the tax positions for the Portfolios under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) for the open tax year (tax year ended August 31, 2008) and determined that the application of FIN 48 did not have a material impact on the Portfolios’ financial statements. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on a U.S. income tax return.

E. Offering Costs — Offering costs paid in connection with the offering of shares of the Portfolios are amortized on a straight-line basis over 12 months from the date of commencement of operations.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of 0.15% of each Portfolio’s average daily net assets. GSAM has voluntarily agreed to waive a portion of the Management fee equal to 0.05% of each Portfolio’s average daily net assets.

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Portfolio, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% and 0.50% of each Portfolio’s average daily net assets attributable to Class A and Class R Shares, respectively. With respect to Class A and Class R Shares, the distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.
Goldman Sachs may retain a portion of the Class A sales load. During the period ended August 31, 2008, Goldman Sachs advised the Portfolios that it retained the following approximate amounts:

Sales Load
Portfolio	Class A

Retirement Strategy 2010	$1,300

Retirement Strategy 2015	2,100

Retirement Strategy 2020	1,300

Retirement Strategy 2030	1,600

Retirement Strategy 2040	600

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Portfolios for a fee pursuant to a Transfer Agency Agreement.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

3. AGREEMENTS (continued)

The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Portfolio, has adopted a Service Plan and a Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Service Shares.

E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Portfolios (excluding Management fees, Distribution and Service fees, Transfer Agent fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.014% of each Portfolio’s average daily net assets. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
In addition, the Portfolios have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Portfolios’ expenses. For the period ended August 31, 2008, these expense reductions, including any waivers and expense reimbursements were as follows (in thousands):

	Management	Other Expense	Total Expense
Portfolio	Fee Waiver	Reimbursement	Reductions

Retirement Strategy 2010	$5	$307	$312

Retirement Strategy 2015	5	307	312

Retirement Strategy 2020	5	307	312

Retirement Strategy 2030	5	307	312

Retirement Strategy 2040	5	307	312

Retirement Strategy 2050	5	307	312

As of August 31, 2008, the amounts owed to affiliates of the Portfolios were as follows (in thousands):

	Management	Distribution &	Transfer
Portfolio	Fees	Service Fees	Agent Fees	Total

Retirement Strategy 2010	$1	$ —*	$1	$2

Retirement Strategy 2015	1	—*	1	2

Retirement Strategy 2020	1	—*	1	2

Retirement Strategy 2030	1	1	1	3

Retirement Strategy 2040	1	—*	1	2

Retirement Strategy 2050	1	—*	—*	1

*	Amount is less than $500.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2008

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of the Underlying Funds for the period ended August 31, 2008, were as follows:

Portfolio	Purchases	Sales and Maturities

Retirement Strategy 2010	$16,755,212	$4,406,668

Retirement Strategy 2015	16,919,046	3,680,999

Retirement Strategy 2020	17,618,374	3,727,420

Retirement Strategy 2030	19,205,306	4,495,644

Retirement Strategy 2040	15,915,705	3,329,859

Retirement Strategy 2050	15,089,021	3,869,718

5. LINE OF CREDIT FACILITY

The Portfolios participate in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or affiliates. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the period ended August 31, 2008, the Portfolios did not have any borrowings under the facility.

6. TAX INFORMATION

The tax character of distributions paid during the fiscal period ended August 31, 2008 were as follows:

	Retirement	Retirement	Retirement	Retirement	Retirement	Retirement
	Strategy	Strategy	Strategy	Strategy	Strategy	Strategy
	2010	2015	2020	2030	2040	2050

Distributions paid from:
Ordinary Income	$275,962	$297,845	$303,599	$318,382	$325,021	$332,083

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

6. TAX INFORMATION (continued)

As of August 31, 2008 the components of accumulated earnings (losses) on a tax basis were as follows:

	Retirement	Retirement	Retirement	Retirement	Retirement	Retirement
	Strategy	Strategy	Strategy	Strategy	Strategy	Strategy
	2010	2015	2020	2030	2040	2050

Undistributed ordinary income — net	$125,652	$98,651	$90,747	$68,727	$53,278	$36,228
Undistributed long-term capital gains	116,228	209,947	241,954	282,152	290,734	280,706

Total undistributed earnings	$241,880	$308,598	$332,701	$350,879	$344,012	$316,933
Unrealized losses — net	(1,337,377)	(1,594,749)	(1,767,933)	(2,103,150)	(2,050,266)	(1,958,113)

Total accumulated losses — net	$(1,095,497)	$(1,286,151)	$(1,435,232)	$(1,752,271)	$(1,706,254)	$(1,641,180)

At August 31, 2008, the Portfolios’ aggregate security unrealized gains and losses based on a cost for U.S. federal income tax purposes were as follows:

	Retirement	Retirement	Retirement	Retirement	Retirement	Retirement
	Strategy	Strategy	Strategy	Strategy	Strategy	Strategy
	2010	2015	2020	2030	2040	2050

Tax Cost	$12,289,054	$13,251,032	$13,914,240	$14,747,075	$12,619,362	$11,232,906

Gross unrealized gain	218,842	186,707	163,979	116,638	85,959	78,617
Gross unrealized loss	(1,556,219)	(1,781,456)	(1,931,912)	(2,219,788)	(2,136,225)	(2,036,730)

Net unrealized security loss	$(1,337,377)	$(1,594,749)	$(1,767,933)	$(2,103,150)	$(2,050,266)	$(1,958,113)

The difference between book-basis and tax-basis unrealized losses are primarily attributable to wash sales and return of capital distributions from Underlying Fund investments.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2008

6. TAX INFORMATION (continued)

In order to present certain components of the Portfolios’ capital accounts on a tax basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios. Reclassifications result primarily from the difference in the tax treatment of certain non-deductible expenses and short-term capital gain distributions from Underlying Funds.

			Accumulated
		Accumulated net	undistributed net
Portfolio	Paid In-Capital	realized (loss)	investment income

Retirement Strategy 2010	$(2,267)	$(60,245)	$62,512

Retirement Strategy 2015	(2,163)	(66,935)	69,098

Retirement Strategy 2020	(2,285)	(72,681)	74,966

Retirement Strategy 2030	(2,329)	(79,431)	81,760

Retirement Strategy 2040	(2,042)	(83,036)	85,078

Retirement Strategy 2050	(1,961)	(85,947)	87,908

7. OTHER RISKS

In the normal course of business the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The Portfolios may be exposed to additional credit risk that an institution or other entity with which the Portfolios have unsettled or open transactions will default. The assets, which potentially expose the Portfolios to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolios’ exposure to credit risks in respect to these assets approximates their carrying value as recorded in the Portfolios’ Statements of Assets and Liabilities.

8. OTHER MATTERS

Portfolios’ Shareholder Concentration — The Portfolios do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Portfolios within their principal investment strategies may represent a significant portion of each Underlying Fund’s net assets. As of August 31, 2008, none of the Portfolios were the owners of record of 5% or more of the total outstanding voting shares of the Underlying Funds. As of August 31, 2008, Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of the outstanding shares of the Portfolios as follows:

Retirement	Retirement	Retirement	Retirement	Retirement	Retirement
Strategy 2010	Strategy 2015	Strategy 2020	Strategy 2030	Strategy 2040	Strategy 2050

85%	79%	75%	70%	83%	94%

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

8. OTHER MATTERS (continued)

Indemnifications — Under the Trust’s organizational documents, its Board of Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown; as this would involve future claims that may be against the Portfolios that have not yet occurred. However, the Portfolios believe the risk of loss under these arrangements to be remote.

New Accounting Pronouncements — On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”), which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about assets and liabilities measured at fair value and the potential effect to these fair valuations on an entity’s financial performance. FAS 157 does not expand the use of fair valuation in any circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. GSAM does not believe the adoption of FAS 157 will impact the amounts reported in the Portfolios’ financial statements; however, additional disclosure will be required.
In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Portfolios’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolios’ financial statement disclosures.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2008

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows(a):

	Retirement Strategy 2010		Retirement Strategy 2015

	For the Period Ended		For the Period Ended
	August 31, 2008		August 31, 2008

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	268,990	$2,585,805	235,056	$2,194,987
Reinvestment of dividends and distributions	27	268	29	282
Shares redeemed	(91,421)	(848,615)	(38,604)	(351,302)

	177,596	1,737,458	196,481	1,843,967

Institutional Shares
Shares sold	998,195	9,982,010	1,078,170	10,740,010
Reinvestment of dividends and distributions	28,137	274,903	30,556	296,706

	1,026,332	10,256,913	1,108,726	11,036,716

Service Shares
Shares sold	1,001	10,010	1,001	10,010
Reinvestment of dividends and distributions	27	259	29	281

	1,028	10,269	1,030	10,291

Class IR Shares(b)
Shares sold	973	10,000	975	10,000
Reinvestment of dividends and distributions	27	268	30	290

	1,000	10,268	1,005	10,290

Class R Shares(b)
Shares sold	973	10,000	975	10,000
Reinvestment of dividends and distributions	27	264	29	286

	1,000	10,264	1,004	10,286

NET INCREASE	1,206,956	$12,025,172	1,308,246	$12,911,550

(a)	All Portfolios commenced operations on September 5, 2007.
(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Retirement Strategy 2020		Retirement Strategy 2030		Retirement Strategy 2040		Retirement Strategy 2050

For the Period Ended		For the Period Ended		For the Period Ended		For the Period Ended
August 31, 2008		August 31, 2008		August 31, 2008		August 31, 2008

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

416,953	$3,833,592	574,999	$5,234,582	248,748	$2,252,241	64,364	$566,970
138	1,332	52	498	45	430	41	385
(68,068)	(614,718)	(135,745)	(1,218,852)	(41,578)	(361,312)	(4,712)	(39,933)

349,023	3,220,206	439,306	4,016,228	207,215	1,891,359	59,693	527,422

1,000,034	10,000,010	1,000,414	10,002,010	1,000,153	9,999,135	999,798	9,996,839
31,168	301,396	33,017	316,964	33,820	323,652	34,632	330,738

1,031,202	10,301,406	1,033,431	10,318,974	1,033,973	10,322,787	1,034,430	10,327,577

1,001	10,010	1,001	10,010	1,001	10,010	1,001	10,010
29	286	31	302	32	308	33	315

1,030	10,296	1,032	10,312	1,033	10,318	1,034	10,325

976	10,000	979	10,000	980	10,000	980	10,000
30	295	32	311	33	318	33	325

1,006	10,295	1,011	10,311	1,013	10,318	1,013	10,325

976	10,000	978	10,000	979	10,000	979	10,000
30	290	32	307	33	313	34	320

1,006	10,290	1,010	10,307	1,012	10,313	1,013	10,320

1,383,267	$13,552,493	1,475,790	$14,366,132	1,244,246	$12,245,095	1,097,183	$10,885,969

GOLDMAN SACHS RETIREMENT STRATEGY 2010 PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	loss	operations	income	gains	distributions

FOR THE PERIOD ENDED AUGUST 31,

2008 - A (commenced September 5, 2007)	$10.00	$0.30	$(1.01)	$(0.71)	$(0.20)	$(0.06)	$(0.26)
2008 - Institutional (commenced September 5, 2007)	10.00	0.32	(0.98)	(0.66)	(0.22)	(0.06)	(0.28)
2008 - Service (commenced September 5, 2007)	10.00	0.30	(1.01)	(0.71)	(0.20)	(0.06)	(0.26)
2008 - IR (commenced November 30, 2007)	10.28	0.32	(1.28)	(0.96)	(0.22)	(0.06)	(0.28)
2008 - R (commenced November 30, 2007)	10.28	0.31	(1.31)	(1.00)	(0.21)	(0.06)	(0.27)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2010 PORTFOLIO

					Ratios assuming no
					expense reductions
				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	loss	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)(d)	net assets(a)(d)	net assets(c)(d)	net assets(a)(d)	rate

$9.03	(7.27)%	$1,604	0.55%	2.59%	3.54%	(0.40)%	41%
9.06	(6.85)	9,296	0.15	2.74	3.14	(0.25)	41
9.03	(7.31)	9	0.65	2.25	3.64	(0.74)	41
9.04	(9.58)	9	0.30	2.37	3.29	(0.62)	41
9.01	(9.92)	9	0.80	2.30	3.79	(0.69)	41

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2015 PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	loss	operations	income	gains	distributions

FOR THE PERIOD ENDED AUGUST 31,

2008 - A (commenced September 5, 2007)	$10.00	$0.30	$(1.16)	$(0.86)	$(0.22)	$(0.06)	$(0.28)
2008 - Institutional (commenced September 5, 2007)	10.00	0.32	(1.13)	(0.81)	(0.24)	(0.06)	(0.30)
2008 - Service (commenced September 5, 2007)	10.00	0.30	(1.16)	(0.86)	(0.22)	(0.06)	(0.28)
2008 - IR (commenced November 30, 2007)	10.26	0.31	(1.40)	(1.09)	(0.24)	(0.06)	(0.30)
2008 - R (commenced November 30, 2007)	10.26	0.31	(1.44)	(1.13)	(0.23)	(0.06)	(0.29)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(c)	Expense ratios exclude expenses of the Underlying Funds in which the Portfolio invests.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2015 PORTFOLIO

					Ratios assuming no
					expense reductions
				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	loss	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)(d)	net assets(a)(d)	net assets(c)(d)	net assets(a)(d)	rate

$8.86	(8.80)%	$1,741	0.55%	2.27%	3.57%	(0.75)%	34%
8.89	(8.38)	9,855	0.15	2.60	3.17	(0.42)	34
8.86	(8.84)	9	0.65	2.17	3.67	(0.85)	34
8.87	(10.90)	9	0.30	2.79	3.32	(0.23)	34
8.84	(11.24)	9	0.80	2.25	3.82	(0.77)	34

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2020 PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	loss	operations	income	gains	distributions

FOR THE PERIOD ENDED AUGUST 31,

2008 - A (commenced September 5, 2007)	$10.00	$0.30	$(1.27)	$(0.97)	$(0.23)	$(0.06)	$(0.29)
2008 - Institutional (commenced September 5, 2007)	10.00	0.31	(1.24)	(0.93)	(0.24)	(0.06)	(0.30)
2008 - Service (commenced September 5, 2007)	10.00	0.29	(1.27)	(0.98)	(0.22)	(0.06)	(0.28)
2008 - IR (commenced November 30, 2007)	10.25	0.31	(1.51)	(1.20)	(0.24)	(0.06)	(0.30)
2008 - R (commenced November 30, 2007)	10.25	0.30	(1.53)	(1.23)	(0.24)	(0.06)	(0.30)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2020 PORTFOLIO

					Ratios assuming no
					expense reductions
				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	loss	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)(d)	net assets(a)(d)	net assets(c)(d)	net assets(a)(d)	rate

$8.74	(9.94)%	$3,049	0.55%	2.06%	3.47%	(0.86)%	33%
8.77	(9.56)	9,040	0.15	2.48	3.07	(0.44)	33
8.74	(10.02)	9	0.65	1.96	3.57	(0.96)	33
8.75	(11.97)	9	0.30	2.68	3.22	(0.24)	33
8.72	(12.31)	9	0.80	2.17	3.72	(0.75)	33

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2030 PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	loss	operations	income	gains	distributions

FOR THE PERIOD ENDED AUGUST 31,

2008 - A (commenced September 5, 2007)	$10.00	$0.29	$(1.45)	$(1.16)	$(0.24)	$(0.07)	$(0.31)
2008 - Institutional (commenced September 5, 2007)	10.00	0.30	(1.43)	(1.13)	(0.25)	(0.07)	(0.32)
2008 - Service (commenced September 5, 2007)	10.00	0.28	(1.45)	(1.17)	(0.24)	(0.07)	(0.31)
2008 - IR (commenced November 30, 2007)	10.22	0.30	(1.67)	(1.37)	(0.25)	(0.07)	(0.32)
2008 - R (commenced November 30, 2007)	10.22	0.29	(1.69)	(1.40)	(0.25)	(0.07)	(0.32)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(c)	Expense ratios exclude expenses of the Underlying Funds in which the Portfolio invests.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2030 PORTFOLIO

					Ratios assuming no
					expense reductions
				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	loss	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)(d)	net assets(a)(d)	net assets(c)(d)	net assets(a)(d)	rate

$8.53	(11.97)%	$3,747	0.55%	1.91%	3.42%	(0.96)%	39%
8.55	(11.67)	8,838	0.15	2.33	3.02	(0.54)	39
8.52	(12.13)	9	0.65	1.83	3.52	(1.04)	39
8.53	(13.77)	9	0.30	2.65	3.17	(0.22)	39
8.50	(14.11)	9	0.80	2.14	3.67	(0.73)	39

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2040 PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	loss	operations	income	gains	distributions

FOR THE PERIOD ENDED AUGUST 31,

2008 - A (Commenced September 5, 2007)	$10.00	$0.29	$(1.52)	$(1.23)	$(0.25)	$(0.07)	$(0.32)
2008 - Institutional (Commenced September 5, 2007)	10.00	0.30	(1.50)	(1.20)	(0.26)	(0.07)	(0.33)
2008 - Service (Commenced September 5, 2007)	10.00	0.28	(1.52)	(1.24)	(0.24)	(0.07)	(0.31)
2008 - IR (Commenced November 30, 2007)	10.21	0.30	(1.73)	(1.43)	(0.26)	(0.07)	(0.33)
2008 - R (Commenced November 30, 2007)	10.21	0.30	(1.77)	(1.47)	(0.25)	(0.07)	(0.32)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2040 PORTFOLIO

					Ratios assuming no
					expense reductions
				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	loss	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)(d)	net assets(a)(d)	net assets(c)(d)	net assets(a)(d)	rate

$8.45	(12.73)%	$1,751	0.55%	1.83%	3.64%	(1.26)%	32%
8.47	(12.43)	8,760	0.15	2.26	3.24	(0.83)	32
8.45	(12.78)	9	0.65	1.78	3.74	(1.31)	32
8.45	(14.43)	9	0.30	2.59	3.39	(0.50)	32
8.42	(14.77)	9	0.80	2.08	3.89	(1.01)	32

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2050 PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	loss	operations	income	gains	distributions

FOR THE PERIOD ENDED AUGUST 31,

2008 - A (Commenced September 5, 2007)	$10.00	$0.29	$(1.57)	$(1.28)	$(0.25)	$(0.07)	$(0.32)
2008 - Institutional (Commenced September 5, 2007)	10.00	0.30	(1.54)	(1.24)	(0.26)	(0.07)	(0.33)
2008 - Service (Commenced September 5, 2007)	10.00	0.28	(1.56)	(1.28)	(0.25)	(0.07)	(0.32)
2008 - IR (Commenced November 30, 2007)	10.21	0.30	(1.77)	(1.47)	(0.26)	(0.07)	(0.33)
2008 - R (Commenced November 30, 2007)	10.21	0.29	(1.79)	(1.50)	(0.26)	(0.07)	(0.33)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2050 PORTFOLIO

					Ratios assuming no
					expense reductions
				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	loss	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)(d)	net assets(a)(d)	net assets(c)(d)	net assets(a)(d)	rate

$8.40	(13.18)%	$501	0.55%	1.74%	3.79%	(1.50)%	39%
8.43	(12.77)	8,716	0.15	2.13	3.39	(1.11)	39
8.40	(13.23)	9	0.65	1.65	3.89	(1.59)	39
8.41	(14.77)	9	0.30	2.35	3.54	(0.89)	39
8.38	(15.11)	8	0.80	1.87	4.04	(1.37)	39

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Retirement Strategies Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Retirement Strategy 2010 Portfolio, Goldman Sachs Retirement Strategy 2015 Portfolio, Goldman Sachs Retirement Strategy 2020 Portfolio, Goldman Sachs Retirement Strategy 2030 Portfolio, Goldman Sachs Retirement Strategy 2040 Portfolio and Goldman Sachs Retirement Strategy 2050 Portfolio (collectively the “Retirement Strategies Portfolios”), portfolios of Goldman Sachs Trust, at August 31, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Retirement Strategies Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2008 by correspondence with the transfer agent of the underlying funds, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 20, 2008

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Fund Expenses — Six Month Period Ended August 31, 2008 (Unaudited)

As a shareholder of Class A, Institutional, Service, Class IR or Class R Shares of the Portfolios you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class R Shares); and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Institutional, Service, Class IR and Class R Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2008 through August 31, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees and do not include expenses of the Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Retirement Strategy 2010 Portfolio				Retirement Strategy 2015 Portfolio				Retirement Strategy 2020 Portfolio				Retirement Strategy 2030 Portfolio				Retirement Strategy 2040 Portfolio				Retirement Strategy 2050 Portfolio
				Expenses Paid for				Expenses Paid for				Expenses Paid for				Expenses Paid for				Expenses Paid for				Expenses Paid for
	Beginning	Ending		the	Beginning Account	Ending		the	Beginning Account	Ending		the	Beginning Account	Ending		the	Beginning Account	Ending		the	Beginning	Ending		the
	Account Value	Account Value		6 months ended	Value	Account Value		6 months ended	Value	Account Value		6 months ended	Value	Account Value		6 months ended	Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	3/1/08	8/31/08		8/31/08*	3/1/08	8/31/08		8/31/08*	3/1/08	8/31/08		8/31/08*	3/1/08	8/31/08		8/31/08*	3/1/08	8/31/08		8/31/08*	3/1/08	8/31/08		8/31/08*
Class A
Actual	$1,000	$957.60		$2.61	$1,000	$952.70		$2.61	$1,000	$951.00		$2.62	$1,000	$933.00		$2.60	$1,000	$942.00		$2.59	$1,000	$940.60		$2.59
Hypothetical (5% return)	1,000	1,022.47	+	2.70	1,000	1,022.46	+	2.71	1,000	1,022.45	+	2.72	1,000	1,022.44	+	2.72	1,000	1,022.47	+	2.70	1,000	1,022.46	+	2.70

Institutional
Actual	1,000	959.70		0.66	1,000	954.90		0.66	1,000	953.30		0.66	1,000	933.90		0.66	1,000	943.20		0.65	1,000	943.00		0.63
Hypothetical (5% return)	1,000	1,024.47	+	0.68	1,000	1,024.47	+	0.68	1,000	1,024.46	+	0.69	1,000	1,024.46	+	0.69	1,000	1,024.47	+	0.67	1,000	1,024.48	+	0.66

Service
Actual	1,000	957.60		3.21	1,000	952.70		3.11	1,000	950.00		3.16	1,000	932.40		3.08	1,000	942.00		3.04	1,000	940.60		2.98
Hypothetical (5% return)	1,000	1,021.68	+	3.32	1,000	1,021.95	+	3.22	1,000	1,021.89	+	3.28	1,000	1,021.95	+	3.22	1,000	1,022.00	+	3.17	1,000	1,022.06	+	3.11

Class IR
Actual	1,000	958.60		1.40	1,000	954.80		1.36	1,000	952.10		1.41	1,000	912.80		1.38	1,000	943.10		1.51	1,000	942.80		1.51
Hypothetical (5% return)	1,000	1,025.14	+	1.45	1,000	1,025.14	+	1.40	1,000	1,025.14	+	1.46	1,000	1,025.14	+	1.46	1,000	1,025.14	+	1.57	1,000	1,025.14	+	1.57

Class R
Actual	1,000	956.50		3.80	1,000	952.60		3.91	1,000	949.90		3.87	1,000	911.40		3.82	1,000	940.80		3.78	1,000	940.50		3.80
Hypothetical (5% return)	1,000	1,021.25	+	3.93	1,000	1,021.13	+	4.05	1,000	1,021.17	+	4.01	1,000	1,021.14	+	4.03	1,000	1,021.24	+	3.93	1,000	1,021.22	+	3.96

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Institutional	Service	Class IR	Class R

Retirement Strategy 2010	0.55%	0.15%	0.65%	0.30%	0.80%
Retirement Strategy 2015	0.55	0.15	0.65	0.30	0.80
Retirement Strategy 2020	0.55	0.15	0.65	0.30	0.80
Retirement Strategy 2030	0.55	0.15	0.65	0.30	0.80
Retirement Strategy 2040	0.55	0.15	0.65	0.30	0.80
Retirement Strategy 2050	0.55	0.15	0.65	0.30	0.80

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Retirement Strategy 2010 Portfolio, Goldman Sachs Retirement Strategy 2015 Portfolio, Goldman Sachs Retirement Strategy 2020 Portfolio, Goldman Sachs Retirement Strategy 2030 Portfolio, Goldman Sachs Retirement Strategy 2040 Portfolio and Goldman Sachs Retirement Strategy 2050 Portfolio (the “Portfolios”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) with respect to the Portfolios.

The Management Agreement was most recently approved for continuation until June 30, 2009 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 18, 2008 (the “Annual Contract Meeting”).

To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Portfolios’ investment performance, expenses and other matters discussed at regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees.

The Committee held meetings on December 12, 2007, February 6, 2008 and May 21, 2008. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the nature and quality of the advisory, administrative and other services provided to the Portfolios by the Investment Adviser and its affiliates; (b) the Portfolios’ investment performance; (c) the Portfolios’ management fee arrangements; (d) the Investment Adviser’s undertakings to reimburse certain fees and expenses of the Portfolios that exceed specified levels and the estimated annualized savings resulting from those undertakings; (e) potential economies of scale and the levels of breakpoints in the fees payable by the underlying funds in which the Portfolios invest (“Underlying Funds”); (f) the relative expense levels of the Portfolios as compared to those of comparable funds; (g) data relating to the Investment Adviser’s profitability with respect to the Trust and the Portfolios; (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) recently proposed changes to the expense cap arrangements, and proposed amendments to the management fee schedules of certain of the Underlying Funds to further reduce the fee rates charged on assets of those Funds above specified levels; (j) capacity issues relating to the Underlying Funds; (k) information on the advisory fees charged to institutional accounts by the Investment Adviser; (l) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Portfolios; (m) the current pricing and profitability of the Portfolios’ transfer agent; and (n) the nature and quality of the services provided by the Portfolios’ unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to unaffiliated service providers.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (c) the groups within the Investment Adviser that support the portfolio management teams, including the legal and compliance departments, the credit department, the fund controllers group, the tax group, the product services group, the valuation oversight group, the risk management and analysis group, the business planning team and the technology group; (d) the Investment Adviser’s business continuity and disaster recovery planning; (e) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (f) the fees received by the Investment Adviser’s affiliates from the Portfolios and the Underlying Funds for transfer agency, securities lending, portfolio brokerage with respect to the Underlying Funds, distribution and other services; (g) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Portfolios; (h) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Portfolios’ other service providers, including the custodian and fund accounting agent; (i) an update on soft dollars and other trading related issues with respect to the Underlying Funds; and (j) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to the Trust and the Portfolios, and each Portfolio’s investment performance, fees and expenses, including existing and proposed breakpoints in the fee rates payable by the Underlying Funds under their respective management agreements, and the expense levels of the Underlying Funds.

In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended sessions at which they reviewed information regarding the Portfolios’ assets, sales and redemptions, the commission rates paid by the Underlying Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees by the Portfolios and the payment of non-Rule 12b-1 shareholder service and administration fees by the Portfolios’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Portfolio shares; portfolio manager compensation, the alignment of the interests of the Portfolios and the portfolio managers and potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Portfolios and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for all of the Portfolios and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to each Portfolio.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Portfolios. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Portfolios in comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Portfolios and the Underlying Funds invest; (c) compliance reports; and (d) expenses borne by the Portfolios and the Underlying Funds. In addition, the Trustees were provided with copies of disclosure materials regarding the Portfolios and their expenses, as well as information on the Portfolios’ competitive universe and discussed the broad range of other investment choices that are available to Portfolio investors.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Portfolios and the Underlying Funds by the Investment Adviser and its affiliates. These services include services that Goldman, Sachs & Co. (“Goldman Sachs”) provides as the Portfolios’ and the Underlying Funds’ transfer agent and distributor, and that Goldman Sachs Agency Lending provides as securities lending agent for certain of the Underlying Funds. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Portfolios and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Independent Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance

The Independent Trustees also considered the investment performance of the Portfolios, the Underlying Funds and the Investment Adviser. In this regard, they compared the investment performance of the Underlying Funds to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider (similar data with respect to the Portfolios were not provided, because they commenced operations on September 5, 2007). The Independent Trustees also reviewed each Portfolio’s investment performance since inception and its year-to-date performance relative to its performance benchmark. In addition, they reviewed the investment performance of each Portfolio in light of its investment objective and policies, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether each Portfolio had operated within its investment policies, and had complied with its investment limitations. The Trustees noted that each Portfolio commenced operations in 2007 and had provided a satisfactory level of performance to investors in light of its investment policies and prevailing market conditions, and that the Investment Adviser’s continued management would benefit each Portfolio and its shareholders.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Costs of Services Provided and Competitive Information

The Independent Trustees considered the contractual fee rates payable by each Portfolio under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided a comparison of the Portfolios’ management fees to relevant peer groups and category universes; an expense analysis which compared each Portfolio’s expenses to a peer group and a category universe; and a one-year history, comparing each Portfolio’s expenses to the category averages. The analyses also compared each Portfolio’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and waivers/reimbursements to those of peer groups and peer group medians. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.

In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertakings to limit the Portfolios’ “other expenses” ratios and Underlying Fund fees and expense ratios (excluding certain expenses) to certain specified levels and to waive a portion of its management fees payable by each of the Portfolios. They also considered information that indicated that services provided to the Portfolios differed in various significant respects from the services provided to institutional accounts, which generally required fewer services from the Investment Adviser, were less time-intensive and paid lower fees.

The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Portfolios’ shareholders invested in the Portfolios in part because of the Portfolios’ relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders may be able to redeem their Portfolio shares if they believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability

The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Portfolios. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and expense allocation methodologies, as well as the report of an independent registered public accounting firm regarding the mathematical accuracy and conformity to the Investment Adviser’s allocation methodologies of the Investment Adviser’s schedule of revenues and expenses. Profitability data for the Trust and the Portfolios were provided for 2007, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Economies of Scale

In considering the management fees payable by the Portfolios (which do not have breakpoints) and the fee breakpoints for the Underlying Funds, the Independent Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Portfolios and their shareholders were participating in the benefits of those economies. In this regard, the Independent Trustees considered the amount of assets in the Portfolios; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with the fee rates charged by other, unaffiliated investment managers to other comparable mutual funds; and the Investment Adviser’s undertakings to limit fees and “other expenses” to certain amounts. Upon reviewing these matters at the Annual Contract Meeting in 2008, the Independent Trustees concluded that although the Portfolios’ advisory fees were not subject to breakpoints, the breakpoints in the fees paid by the Underlying Funds benefited the Portfolios and their shareholders, ensuring that benefits of scalability would be passed along to shareholders, including shareholders of the Portfolios, at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Portfolios and the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Underlying Funds; (c) soft dollar benefits and research received by the Investment Adviser from broker-dealers in exchange for executing transactions on behalf of the Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the cash collateral invests) for certain of the Underlying Funds; (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; and (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios.

Other Benefits to the Portfolios and Their Shareholders

The Independent Trustees also noted that the Portfolios receive certain other benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantage received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; and (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolios because of the reputation of the Goldman Sachs organization.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Initial Management Agreement Approvals

The Trustees noted that the Portfolios commenced investment operations on September 5, 2007, and they had also considered, at a meeting held on May 10, 2007, (i) the initial appointment of the Investment Adviser to serve as the Portfolios’ investment adviser, and (ii) the initial approval of the Portfolios’ Management Agreement with respect to each of the Portfolios. The Management Agreement was approved and continued with respect to each of the Portfolios at a meeting held on June 13, 2007. At those meetings, the Trustees considered, in addition to the above factors, the Investment Adviser’s ability to provide services to the Portfolios. In this regard, the Trustees noted that, although the Portfolios were new, many of the portfolio personnel who would be providing services to the Portfolios were currently providing services to other investment portfolios of the Trust. The Trustees concluded that the Investment Adviser would be able to provide quality services to the Portfolios. The Trustees considered the Portfolios’ anticipated assets under management and the fee comparisons that had been provided. They noted that the costs to the Investment Adviser in providing its services and the related profitability information would be reviewed periodically by the Trustees. The Trustees also noted the Investment Adviser’s voluntary undertakings to limit the Portfolios’ “other expenses” ratios (excluding certain expenses) to certain specified levels and to waive a portion of its management fees payable by each of the Portfolios, and considered the Investment Adviser’s potential profitability with respect to each of the Portfolios at its anticipated asset level.

Conclusion

In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to each Portfolio until June 30, 2009.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 66	Chairman of the Board of Trustees	Since 1991
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				96	None

John P. Coblentz, Jr. Age: 67	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Diana M. Daniels Age: 59	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Jessica Palmer Age: 59	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 69	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee— Goldman Sachs Mutual Fund Complex.	96	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 46	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	96	None

Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2008, the Trust consisted of 85 portfolios, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 46	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 41	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolios’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 Goldman Sachs Trust — Retirement Strategies Portfolios — Tax Information (Unaudited)

For the period ended August 31, 2008, 7.36%, 8.65%, 10.15%, 12.04%, 12.29% and 12.71% of the dividends paid from net investment company taxable income by the Retirement Strategy 2010, Retirement Strategy 2015, Retirement Strategy 2020, Retirement Strategy 2030, Retirement Strategy 2040, and Retirement Strategy 2050 Portfolios, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Retirement Strategy 2020 Portfolio designates $34 as capital gain dividends paid during the period ended August 31, 2008.

For the period ended August 31, 2008, the Retirement Strategy 2010, Retirement Strategy 2015, Retirement Strategy 2020, Retirement Strategy 2030, Retirement Strategy 2040 Portfolio, and Retirement Strategy 2050 Portfolios designate 31.82%, 33.15%, 35.75%, 37.86%, 38.86% and 39.43%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the period ended August 31, 2008, the Retirement Strategy 2010, Retirement Strategy 2015, Retirement Strategy 2020, Retirement Strategy 2030, Retirement Strategy 2040 Portfolio, and Retirement Strategy 2050 Portfolios designate $56,172, $61,004, $62,910, $65,642, $66,855, and $67,906, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachsis a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, The Investment Management Divisionof Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $773.2 billion in assets under management as of June 30, 2008 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
▪■ Enhanced Income Fund
▪■ Ultra-Short Duration
Government Fund
▪■ Short Duration Government
Fund
▪■ Short Duration Tax-Free Fund
▪■ California AMT-Free
Municipal Fund
▪■ New York AMT-Free
Municipal Fund
▪■ Municipal Income Fund
▪■ Government Income Fund
▪■ Inflation Protected Securities
Fund
▪■ U.S. Mortgages Fund
▪■ Core Fixed Income Fund
▪■ Core Plus Fixed Income Fund
▪■ Investment Grade Credit Fund
▪■ Global Income Fund
▪■ High Yield Municipal Fund
▪■ High Yield Fund
▪■ Emerging Markets Debt Fund
▪■ Local Emerging Markets
Debt Fund

Domestic Equity
▪■ Balanced Fund
▪■ Growth and Income Fund
▪■ Structured Large Cap Value Fund
▪■ Large Cap Value Fund
▪■ Structured U.S. Equity Fund
▪■ Structured U.S. Equity Flex Fund
▪■ Structured Large Cap
Growth Fund
▪■ Capital Growth Fund
▪■ Strategic Growth Fund
▪■ All Cap Growth Fund
▪■ Concentrated Growth Fund
▪■ Tollkeeper FundSM
▪■ Mid Cap Value Fund
▪■ Growth Opportunities Fund
▪■ Small/Mid Cap Growth Fund
▪■ Structured Small Cap Equity Fund
▪■ Structured Small Cap Value Fund
▪■ Structured Small Cap
Growth Fund
▪■ Small Cap Value Fund

Fund of Funds[2]▪■ Asset Allocation Portfolios
▪■ Income Strategies Portfolio
▪■ Satellite Strategies Portfolio

Retirement Strategies[2]
International Equity
▪■ Structured International Equity Fund
▪■ Structured International Equity Flex Fund
▪■ Strategic International Equity Fund
▪■ Concentrated International Equity Fund
▪■ Structured International Small Cap Fund
▪■ International Small Cap Fund
▪■ Asia Equity Fund
▪■ Structured Emerging Markets Equity Fund
▪■ Emerging Markets Equity Fund
▪■ Concentrated Emerging Markets
Equity Fund
▪■ BRIC Fund (Brazil, Russia, India, China)

Specialty[2]▪■ U.S. Equity Dividend and Premium Fund
▪■ International Equity Dividend and
Premium Fund
▪■ Structured Tax-Managed Equity Fund
▪■ Structured International Tax-Managed Equity Fund
▪■ Real Estate Securities Fund
▪■ International Real Estate Securities Fund
▪■ Commodity Strategy Fund
▪■ Absolute Return Tracker Fund
▪■ Enhanced Dividend Global Equity Portfolio
▪■ Tax-Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Specialty category.

The Goldman Sachs Tollkeeper FundSMis a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. When available, the Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments.

Holdings and allocations may not include the Portfolios’ entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Portfolio’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Portfolios.

Copyright 2008 Goldman, Sachs & Co. All rights reserved. 08-13747.MF RTMTAR / 1K / 04-08

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2008	2007	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,262,776	$1,995,700	Financial Statement audits. For 2008, $ 449,867 represents audit fees borne by the Funds’ adviser.

Audit-Related Fees:

• PwC	$232,222	$249,000	Other attest services

Tax Fees:

• PwC	$439,850	$511,900	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2008	2007	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,097,000	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

All Other Fees:

• PwC	$50,000	$199,500	Services provided for the review of documentation and filings in reference to share class and Fund commencements, Fund reorganizations and additional due diligence assessments. The 2008 fees represent amounts borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the twelve months ended August 31, 2008 and August 31, 2007 were approximately $672,072 and $760,900 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 30, 2007 and November 25, 2006 were approximately $5.3 million and $5.9 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2006 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 3, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	November 3, 2008